SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            First Financial Bancorp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing fee (Check the appropriate box)
[X]  No fee required.
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     3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:

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     2)     Form, Schedule or Registration Statement No.:

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     4)     Date filed:

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

                            FIRST FINANCIAL BANCORP.
                                 300 High Street
                                  P.O. Box 476
                            Hamilton, Ohio 45012-0476

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                          To Be Held On April 27, 1999

                                                                  Hamilton, Ohio
                                                                  March __, 1999
To the Shareholders:

         The Annual Meeting of Shareholders of First Financial Bancorp. (the "Corporation") will be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011, on April 27, 1999, at 2:00 P.M., local time, for the following purposes:

         1. To elect the following five Directors for terms expiring in 2002 (Class I) as successors to the class of Directors whose terms expire in 1999: Carl R. Fiora, Barry J. Levey, Stephen
                  S. Marcum, Steven C. Posey and Martin J. Bidwell.

         2. To consider and act upon an amendment to the Corporation's Articles of Incorporation, as amended, to increase the number of authorized common shares of the Corporation from 60,000,000 to 160,000,000.

         3. To consider and act upon the First Financial Bancorp. 1999 Stock Incentive Plan for Officers and Employees.

         4. To consider and act upon the First Financial Bancorp. 1999 Stock Option Plan for Non-Employee Directors.

         5. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         On March ___, 1999, there were ____________ common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Shareholders of record of the Corporation at the close of business on March __, 1999, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                    By Order of the Board of Directors,


                                    /s/Michael R. O'Dell
                                    --------------------
                                    Michael R. O'Dell, Senior Vice President,

                                    Chief Financial Officer, and Secretary

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            FIRST FINANCIAL BANCORP.
                                 300 High Street
                                  P.O. Box 476
                            Hamilton, Ohio 45012-0476

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                   Approximate Date to Mail - March ___, 1999

         On behalf of the Board of Directors of First Financial Bancorp. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") scheduled for April 27, 1999, at 2:00 P.M., local time, to be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011.

         Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the Notice of Annual Meeting attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of common shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

         As of March ___, 1999, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were ___________ common shares outstanding, which is the only outstanding class of capital stock of the Corporation. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

                             PRINCIPAL SHAREHOLDERS

         As of March  ___,  1999,  First  National  Bank of  Southwestern  Ohio,
Hamilton, Ohio, and other subsidiary banks, as Trustees, held in trust ___________ shares, amounting to ____% of the outstanding common shares of the Corporation, which shares are held by them in their fiduciary capacity under various agreements with them as Trustees. The Trustees have advised the Corporation that they have sole voting power for __________ shares, shared voting power for __ shares, sole investment power for _________ shares, and shared investment power for ____________ shares. The Trustees hold __________ common shares under trust arrangements for certain directors and executive officers, and their respective spouses or minor children, which common shares are also reported in the following table showing share ownership of directors and executive officers. Cincinnati Financial Corporation, 6200 South Gilmore Road, Cincinnati, Ohio 45214, is the owner of ___________ shares, amounting to ___% of the outstanding common shares of the Corporation. In addition, the Ohio Casualty Insurance Company, 136 North Third Street, Hamilton, Ohio 45025, a subsidiary of Ohio Casualty Corporation, is the owner of __________ shares, amounting to ____% of the outstanding common shares of the Corporation. Other than as set forth above, the Board of Directors has no knowledge of any person who owned of record or beneficially more than 5% of the outstanding common shares of the Corporation.

                 SHAREHOLDINGS OF DIRECTORS, EXECUTIVE OFFICERS,
                            AND NOMINEES FOR DIRECTOR

         As of March__, 1999, the directors of the Corporation, including the five persons intended by the Board of Directors to be nominated for election as directors, the executive officers of the Corporation named in the Summary Compensation Table who are not also directors and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.

                                                   Amount and Nature
                                                 of Beneficial Ownership            Percentage
         Name                                      of Common Shares (1)             of Class (11)
         ----                                    ------------------------           -------------
Richard L. Alderson
Arthur W. Bidwell                                            (2)
Martin J. Bidwell
Donald M. Cisle                                              (3)                        %
Carl R. Fiora                                                (4)
Corinne R. Finnerty
Vaden Fitton                                                 (5)                        %
James C. Garland
F. Elden Houts                                               (6)
Murph Knapke
Barry J. Levey                                               (7)
Stephen S. Marcum                                            (8)
Stanley N. Pontius
Barry S. Porter                                              (9)
Steven C. Posey                                             (10)
Perry D. Thatcher
Rick L. Blossom
Michael R. O'Dell
Mark W. Immelt
Michael T. Riley
All Executive Officers, Directors, and
         Nominees as a group
         (20 persons)                                                                   %

-------------------

(1) Includes shares subject to outstanding options under the 1991 Stock Incentive Plan which are exercisable by such individuals within 60 days.

(2) Of these, _____shares are owned by Mr. Bidwell's wife, for which he disclaims beneficial ownership.

(3) Seward-Murphy Inc., a corporation of which Mr. Cisle owns ____% of the outstanding voting power and his father, Don S. Cisle, Jr., owns ____% of the outstanding voting power, owns _________ common shares of the Corporation. Mr. Cisle disclaims beneficial ownership of those shares.

(4) Of these, ______shares are owned by Mr. Fiora's wife, for which he disclaims beneficial ownership.

(5) Of these, _______shares are owned by Mr. Fitton's wife, for which he disclaims beneficial ownership.

(6) Of these, ______shares are owned by Mr. Houts' wife, for which he disclaims beneficial ownership.

(7) Of these, ________ shares are owned by Levco Inc., a closely held corporation of which Mr. Levey is Chief Operating Officer and a 1% shareholder. Mr. Levey disclaims beneficial ownership of those shares.

(8) Of these, _______shares are owned by Mr. Marcum's wife and _______ shares are owned by their children, for which he disclaims beneficial ownership. The shares do not include common shares held by Ohio Casualty Corporation of which Mr. Marcum is a director. Mr. Marcum disclaims beneficial ownership of those shares.

(9) Of these, _____shares are owned by Mr. Porter's son, for which he disclaims beneficial ownership. The shares do not include common shares held by Ohio Casualty Corporation of which Mr. Porter is Chief Financial Officer. Mr. Porter disclaims beneficial ownership of those shares.

(10) Of these, ______are owned by Mr. Posey's minor children, for which he disclaims beneficial ownership.

(11) Percentages of class are listed only for those owning in excess of one (1%) percent.

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

         The Board of Directors intends to nominate five persons as Class I Directors, each for a three-year term. Vaden Fitton, a director of the Corporation since 1965, and Arthur W. Bidwell, a director of the Corporation since 1990, are not standing for re-election pursuant to the Corporation's policy that directors are not eligible for re-election after attaining age 70. The terms of the remaining directors in Classes II and III will continue as indicated below. It is intended that the accompanying proxy will be voted for the election of Carl R. Fiora, Barry J. Levey, Stephen S. Marcum and Steven C. Posey, all incumbent directors, and Martin J. Bidwell. In the event that any one or more of such nominees unexpectedly becomes unavailable for re-election, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders, including a possible substitute nominee. The five nominees for Class I Directors receiving the most votes at the Annual Meeting will be elected as Class I Directors.

                                                 Position with Corporation and/or
                                               Principal Occupation or Employment                    Director
          Name and Age (1)                           For the Last Five Years                           Since
          ----------------                           -----------------------                           -----
                                        Nominees -- Class I Directors -- Term  Expiring in 2002:

Martin J. Bidwell,                      President  and  Director  of Magnode  Corporation
   41                                   (Maker of aluminum extrusions), Trenton, Ohio.

Carl R. Fiora,                          Retired  President and Chief Executive Officer of               1987
  64                                    Armco  Steel  Co.,   L.P.;   formerly  Area  Vice
                                        President,   Manufacturing  and  Services  Group,
                                        Armco  Inc.;  entire  business  career  was  with
                                        Armco   Inc.   (diversified   steel  and   energy
                                        company);  Director  of  First  National  Bank of
                                        Southwestern Ohio, Hamilton, Ohio.

Barry J. Levey,                         Chief  Executive   Officer  of  Manchester  Inn,                1985
  68                                    Middletown,  Ohio;  Retired  partner  of the law
                                        firm of Frost & Jacobs LLP, Middletown, Ohio;
                                        Retired   State   Senator;   Chairman  of  First
                                        Financial Bancorp., Hamilton, Ohio; Director of
                                        First National Bank of Southwestern Ohio,
                                        Hamilton, Ohio.

Stephen S. Marcum,                      Partner in Parrish,  Fryman & Marcum  Co.,  LPA;                1996
  41                                    Director    of   Ohio    Casualty    Corporation
                                        (insurance holding company) and First National
                                        Bank of Southwestern Ohio, Hamilton, Ohio.

Steven C. Posey,                        President   -   Posey    Management   Corp.   DBA               1997
  48                                    McDonald's;  President - Posey Property  Company;
                                        Director of First National Bank of Southwestern
                                        Ohio, Hamilton, Ohio.


                                        Class II Directors -- Term  Expiring in 2000:

Richard L. Alderson,                    Real estate investment and development;  Director               1997
  50                                    of  Glove  Specialties,  Inc.  (glove  retailer);
                                        Former Trustee of Union Township, Butler
                                        County, Ohio; Director of First National
                                        Bank  of  Southwestern  Ohio,  Hamilton,
                                        Ohio.

James C. Garland,                       President  of  Miami  University,  Oxford,  Ohio;               1996
  56                                    President  of  RAZR   Technology   (a  consulting
                                        business); Director of First National Bank of
                                        Southwestern Ohio, Hamilton, Ohio.

Murph Knapke,                           Owner  of  Knapke  Law  Office,   Celina,   Ohio;               1983
  51                                    Director  of  Community  First  Bank & Trust Co.,
                                        Celina, Ohio.

                                                 Position with Corporation and/or
                                               Principal Occupation or Employment                    Director
          Name and Age (1)                           For the Last Five Years                           Since
          ----------------                           -----------------------                           -----
Stanley N. Pontius,                     President  and Chief  Executive  Officer of First               1991
  52                                    Financial  Bancorp.;  Chairman  and  Director  of
                                        First   National  Bank  of   Southwestern   Ohio,
                                        Hamilton, Ohio; President of First National Bank
                                        of Southwestern Ohio (1993-1997); Director of
                                        Ohio Casualty Corporation;  held various
                                        positions at Bank One  Corporation for a
                                        period of 20 years.

Barry S. Porter,                        Chief   Financial   Officer/Treasurer   of   Ohio               1988
  61                                    Casualty Corporation  (insurance holding company)
                                        and its affiliated companies; Director of First
                                        National Bank of Southwestern Ohio, Hamilton,
                                        Ohio.

Perry D. Thatcher,                      President  and Chief  Executive  Officer of Ample               1997
  68                                    Industries,  (manufacturer  of  products/machines
                                        for  the  paper  industry);   Director  of  First
                                        National Bank of Southwestern Ohio, Hamilton,
                                        Ohio.

                                        Class III Directors -- Term  Expiring in 2001:

Donald M. Cisle,                        President  of  Don  S.  Cisle  Contractor,   Inc.               1996
  44                                    (construction  contractor)  since 1989;  Director
                                        of First National Bank of Southwestern Ohio,
                                        Hamilton, Ohio.

Corinne R. Finnerty,                    Partner  in law  firm of  McConnell  &  Finnerty,               1998
  42                                    North Vernon, Indiana (trial attorney);  Director
                                        of Union Bank & Trust Co., North Vernon, Indiana.

F. Elden Houts,                         Chairman and  Director of Community  First Bank &               1983
  67                                    Trust,  Celina,  Ohio and  retired  Chairman  and
                                        Chief   Executive   Officer   of   The   Citizens
                                        Commercial Bank & Trust Company, Celina, Ohio.

(1)      Ages are listed as of December 31, 1998.

           PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                         THE NUMBER OF AUTHORIZED SHARES
                             (Item 2 on Proxy Card)

         The Board of Directors has proposed the adoption of an amendment to the Articles of Incorporation, as amended, that would increase the authorized number of Common Shares, without par value, of the Corporation from 60,000,000 shares to 160,000,000 shares. The Board proposes that the first paragraph of Article Fourth of the Corporation's Articles of Incorporation be amended to read as follows:

         FOURTH: The total number of shares which the corporation is authorized to issue is 160,000,000 common shares, without par value.

         On the Record Date, of the 60,000,000 authorized common shares, ______ common shares were issued and outstanding, __________ common shares were unissued and not reserved for issuance, and _________ common shares were unissued and reserved for issuance.

         The Board of Directors believes that it is desirable and in the best interests of the Corporation and its shareholders that there be a substantial number of authorized but unissued common shares in order to assure flexibility of action in the future. The Board also believes that an increase in the number of common shares is necessary in order that a sufficient number of shares is available for issuance from time to time if needed for such corporate purposes as may be deemed appropriate by the Board. These purposes may include, for example, using the shares as consideration in the acquisition of other banks and savings and loan companies, the issuance of shares under the Corporation's employee benefit plans or shareholder rights plan or general corporate purposes. In addition, the Corporation is requesting the 100,000,000 share increase at this time in order to save additional expenses that would be paid to the Ohio Secretary of State in subsequent years to further increase the authorized shares. The maximum cost for an increase of 40,000,000 shares or more is $100,000. The Corporation is seeking to avoid incurring this expense again in the near future. The issuance of any additional common shares could have the effect of diluting the ownership of existing shareholders.

         Such additional authorized common shares could be issued as a defensive measure in connection with a takeover attempt for the Corporation opposed by the incumbent Board of Directors, and could be utilized in a manner which might have the effect of making the acquisition of control of the Corporation more difficult. For example, issuing additional common shares could have the effect of diluting the ownership of persons seeking to obtain control of the Corporation.

         The proposed amendment to the Articles of Incorporation is not being recommended in response to any specific effort of which the Corporation is aware to obtain control of the Corporation, nor does the Board of Directors have any present intent to use the additional common shares to impede a takeover attempt except pursuant to the terms of its rights plan.

         The Corporation has no present intent to issue any of the additional common shares which will be authorized by the adoption of the amendment to Article Fourth. Moreover, there are no pending negotiations, discussions, obligations, agreements or understandings which would involve the issuance of any common shares, other than pursuant to those pending acquisitions of community banks that have been announced and those negotiations and discussions regarding the Corporation's possible acquisition of community banks which occur, from time to time, in the course of the Corporation's business. The additional common shares for which authorization is sought will have the same rights and privileges as the common shares now authorized.

         If the amendment is approved by the requisite vote, the Board will have the authority to issue the additional authorized shares or any part thereof from time to time to such persons and for such consideration as the Board of Directors may determine, without necessarily requiring further action by the shareholders.

Approval and Related Matters

         The affirmative vote of two-thirds of the issued and outstanding shares of the Corporation is required to approve this proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposed amendment.

The Board of Directors' Recommendation

         The Board of Directors unanimously recommends that Shareholders vote FOR this proposal. Unless otherwise specified by the shareholders, the Board intends the accompanying proxy to be voted for this resolution.

Effect of Management Vote on Proposal

         The directors and executive officers of the Corporation own beneficially ________ common shares, or ____% of the outstanding voting power, and affiliates of the Corporation own beneficially ___% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.

      PROPOSAL TO APPROVE THE FIRST FINANCIAL BANCORP. 1999 STOCK INCENTIVE
                        PLAN FOR OFFICERS AND EMPLOYEES
                             (Item 3 on Proxy Card)

         The Board of Directors has adopted and recommends that shareholders approve the First Financial Bancorp. 1999 Stock Incentive Plan for Officers and Employees (the "1999 Stock Plan"). The proposed 1999 Stock Plan is intended to succeed the portions of the First Financial Bancorp. 1991 Stock Incentive Plan (the "1991 Stock Plan") applicable to officers and employees of the Corporation, which the shareholders approved at the 1992 annual meeting, but whose reserve of shares available for future award has been depleted during the past seven years. The approval of the 1999 Stock Plan will not affect or modify any options outstanding under the 1991 Stock Plan.

         The purposes of the proposed 1999 Stock Plan are to attract and retain outstanding individuals as employees of the Corporation and its subsidiaries and to motivate these employees to achieve long-term performance objectives through opportunities to acquire the Corporation's common shares as provided by the 1999 Stock Plan.

Summary of the 1999 Stock Plan

         The following discussion constitutes a general summary of certain key provisions of the 1999 Stock Plan and is subject to qualification by reference to the 1999 Stock Plan, a copy of which is attached to this Proxy Statement as Exhibit ___.

         1. Administration. The 1999 Stock Plan is to be administered by the Compensation Committee, which is authorized to interpret the 1999 Stock Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration. The Compensation Committee currently consists of 6 members of the Board of Directors who are "non-employee directors" (as such term is defined under Rule 16b-3 of the Exchange Act), and "outside directors" (as such term is defined under
Section 162(m) of the Internal Revenue Code (the "Code").

         2. Number of Shares Subject to 1999 Stock Plan. The number of shares of Corporation Common Stock for which options and restricted stock awards may be granted under the 1999 Stock Plan is limited to an aggregate of ____________ shares, representing approximately ___% of the outstanding shares of the Corporations's Common Stock on March ___, 1999, without giving effect to the shares proposed to be reserved for issuance under the First Financial Bancorp. 1999 Stock Option Plan for Non-Employee Directors. The options and restricted stock awards are subject to anti-dilution adjustments in the event of certain changes affecting the Corporation's capitalization.

         3. Eligible Employees and Maximum Award. Officers and employees of the Corporation, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and affiliates are eligible to be granted awards under the 1999 Stock Plan.

         4. Form of Awards. The 1999 Stock Plan provides for the grant of incentive and non-qualified stock options and restricted stock awards. Prior to the grant of any award, the Committee may establish performance goals that are based on the attainment of specified corporate objectives. Such performance goals may consist of financial objectives, individual objectives, or a combination thereof, except that with respect to "covered employees" as defined in Section 162(m)(3) of the Code, the performance objectives may consist of financial objectives only. Financial objectives will be established by the Committee based upon one or more of the following performance measures: cash flow, earnings per share, operating income, revenues, return on assets, return on equity, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return (measured in terms of stock price appreciation and/or dividend growth), achievement of cost control, working capital, or stock price of the Corporation or such subsidiary, division or department of the Corporation for or within which the participant is primarily employed, in each case as reported or as adjusted for non-recurring events and the effects thereof. Such performance goals also may be based upon attaining specified levels of Corporation performance under one or more of the measures described above relative to the performance of other corporations. The performance goals may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures. Any such performance goals are intended to qualify under Section 162(m)(4)(c) of the Code and shall be set by the Committee within the time period prescribed by Rule 162(m) of the Code and related regulations.

         Stock Options. The terms of stock option awards will be determined by the Committee. Each award is evidenced by a written agreement between the Corporation and the individual to whom the award is made. The option agreement will specify the option price, the expiration date of the option, the number of shares to which the option pertains, and any conditions to the exercise of the option and such other terms and conditions as the Committee shall determine. The award agreement will also specify whether the option is intended to be an incentive stock option eligible for preferential tax treatment under Section 422 of the Code or a non-qualified stock option.

         The exercise price of each option will be equal to the fair market value of the Common Stock on the date of grant. Payment by option holders upon the exercise of an option may be made in cash or in shares of the Corporation's Common Stock. Each option will provide that the optionee agrees not to sell, assign or transfer any shares acquired as a result of exercising the option until such shares have been held for at least one year after the date of the exercise of the option which resulted in their acquisition, except after a change in control or the optionee's death, disability or retirement, or in connection with tax withholding or option exercise.

         Stock option awards will be exercisable over a period determined by the Committee (but not more than ten years from the date of grant). Options may not be transferred during the lifetime of the holder other than pursuant to the laws of descent and distribution or (for non-qualified options only) pursuant to a qualified domestic relations order. In the event that the holder's employment with the Corporation is terminated by reason of normal or early retirement (as defined in the Corporation's pension plan), death, or disability, the holder's rights to exercise then-exercisable options will expire within the time period consisting of the lesser of one year or the remaining term of the option. In the event that the holder's employment is terminated by reason other than retirement, death, disability or cause, the holder's right to exercise then-exercisable options will expire within the time period consisting of the lesser of 3 months or the expiration of the term of the option. In the event that the holder's employment is terminated by reason of a "change in control" of the Corporation, the holder's right to exercise then-exercisable options will expire during the period consisting of the lesser of six months plus one day or expiration of the term of the option. In the event that the holder's employment is terminated for cause, the holder's right to exercise then-exercisable options will be forfeited immediately.

         Restricted Stock Awards. The Committee may grant, without payment therefor to the Corporation, shares of Corporation Common Stock which are subject to restrictions on transfer and forfeiture under certain circumstances (such shares, while subject to such restrictions, are referred to as "restricted shares"). The Committee will establish a period during which the restrictions apply and may in its discretion at any time and from time to time accelerate the time at which any of the restrictions will lapse.

         5. Change in Control Provisions. In the event of a change in control of the Corporation, then immediately after such event becomes effective, any outstanding stock options shall become fully exercisable and vested to the full extent of the original grant and any restrictions and deferral limitations applicable to restricted stock shall lapse. For the definition of "change in control," please refer to the definition contained in the 1999 Stock Plan.

         6. Amendments to and Term of the 1999 Stock Plan. The 1999 Stock Plan will terminate on ________ ___, 2009. The Board of Directors may terminate the Plan at an earlier date or may amend the plan as it deems advisable; provided, that no such amendment shall be made without shareholder approval to the extent such approval is required by law or agreement. The Committee may authorize amendments to outstanding options that are not inconsistent with the terms of the 1999 Stock Plan, but no such amendment may impair the rights of any holder without the holder's consent.

Federal Income Tax Consequences

         The following is a brief summary of the current federal income tax rules relevant to awards issued under the 1999 Stock Plan. These rules are subject to change in the future.

Incentive Stock Options

         No taxable income is realized by an option holder upon the grant or exercise of an incentive stock option. If shares of Corporation common stock are issued to an option holder pursuant to the exercise of an incentive stock option granted under the 1999 Stock Plan, and if no disqualifying disposition of such shares is made by such option holder within two years after the date of grant or within one year after the transfer of such shares to such option holder, then
(a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such option holder as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Corporation for federal income tax purposes. Upon exercise of an incentive stock option, the option holder may be subject to alternative minimum tax on certain items of tax preference.

         If shares of Corporation common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two years-from-grant/one-year-from-transfer holding period, generally (a) the option holder will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Corporation will be entitled to deduct such amount. Any further gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Corporation.

Nonqualified Stock Options

With respect to nonqualified stock options under the 1999 Plan, (a) no income is realized by the option holder at the time the option is granted, (b) generally, at exercise, ordinary income is realized by the option holder in an amount equal to the difference between the option price (the amount paid for the shares) and the fair market value of the shares on the date of exercise, and the Corporation receives a tax deduction for the same amount, and (c) with respect to any taxable disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on whether the shares have been held more than twelve months. In the case of any option holder who is subject to suit under section 16(b) of the Securities Exchange Act of 1934 with respect to the sale of the shares acquired pursuant to exercise of an option, such shares will be treated as restricted stock that is nontransferable and subject to a substantial risk of forfeiture for so long as the sale of the shares at a profit could subject the option holder to such a suit. See the discussion below for the federal income tax consequences connected with restricted stock. The option holder would be eligible to make an election under Section 83(b) with respect to such shares within 30 days of the transfer of the shares to the option holder.

Restricted Stock

         A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of stock at the time the stock is transferable or is no longer subject to a substantial risk of forfeiture. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the shares of restricted stock as if the shares were unrestricted and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. The tax basis of the shares will be equal to the fair market value of the shares at the time the stock is no longer subject to forfeiture. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. If the above special Section 83(b) tax election has been made, cash dividends paid to the award holder will be taxable dividend income to the award holder when paid, but the Corporation will not be entitled to any corresponding deduction. If such election has not been made, the award holder will have taxable compensation income and the Corporation will generally have a corresponding deduction when the dividends are paid.

Deduction Limit for Executive Compensation

         Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public corporation to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

         The Corporation believes that the stock options to be granted under the Plan with a fair market value exercise price will qualify for the performance-based compensation exception to the deduction limit because the compensation is based solely on an increase in value of the stock after the date of the award. Restricted stock awards will only qualify as performance-based compensation if the granting or vesting is contingent on attaining a performance goal and otherwise satisfies the standards for performance-based compensation. However, due to the complexity of the requirements of Section 162(m), there can be no assurance that any awards under the 1999 Plan will qualify for the performance-based compensation exception to the deduction limit.

New Plan Benefits

         As of the date of this Proxy Statement, the Corporation has no awards under the 1999 Stock Plan. Since awards will be authorized by the Compensation Committee in its sole discretion, it is not possible to determine the benefits or amounts that will be received by any particular employee or group of employees in the future. Stock options have been awarded in 1998 under the 1991 Stock Incentive Plan. Information about these stock options awarded to the executive officers named in the Summary Compensation Table appears at page ___ above under "Options/SAR Grants In Last Fiscal Year."

         The following table provides additional information about stock options awarded in 1998 under the 1991 Stock Incentive Plan:

                                                                                      Number of Shares Covered by
                      Name and Position                          Dollar Value (1)            Stock Options
--------------------------------------------------------------- -------------------- -------------------------------
--------------------------------------------------------------- -------------------- -------------------------------

All executive officers as a group (___persons) .........           $____________              ____________
--------------------------------------------------------------- -------------------- -------------------------------
--------------------------------------------------------------- -------------------- -------------------------------
All employees, including all current officers who are not
executive officers, as a group ........................            $____________              ____________
--------------------------------------------------------------- -------------------- -------------------------------

(1) The same assumptions are used in the calculation as those set forth at footnote 1 under "Options/SAR Grants In Last Fiscal Year" above at page
     ___.


Approval and Related Matters

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the First Financial Bancorp. 1999 Stock Incentive Plan.

The Board of Directors' Recommendation

         The Board of Directors unanimously recommends that shareholders vote FOR the adoption of the First Financial Bancorp. 1999 Stock Incentive Plan. Unless otherwise specified by the shareholders, the Board intends the accompanying proxy to be voted for this resolution.

Effect of Management Vote on Proposal

         The directors and executive officers of the Corporation own beneficially ________ common shares, or ____% of the outstanding voting power, and affiliates of the Corporation own beneficially ___% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.


                PROPOSAL TO APPROVE THE FIRST FINANCIAL BANCORP.
                             1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                             (Item 4 on Proxy Card)

         The Board of Directors has adopted and recommends that shareholders approve the Corporation's 1999 Stock Option Plan for Non-Employee Directors (the "Directors Plan"). The Directors Plan is similar to and is intended to succeed the portions of the Corporation's 1991 Stock Incentive Plan applicable to Director stock options. The Corporation does not intend to make additional grants under the 1991 Stock Option Plan. The purpose of the Directors Plan is to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Corporation. Currently, the Corporation has 14 non-employee directors.

         The Directors Plan provides for awards of options to the Corporation's non-employee directors. The principal provisions of the Directors Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Directors Plan, a copy of which is included with this Proxy Statement as Exhibit ___. Terms not defined herein shall have the same meanings as set forth in the Directors Plan.

Plan Administration

         The Directors Plan is designed to operate automatically and not require any significant administration. To the extent administration is required, the
Directors Plan will be administered by the Board of Directors of the Corporation. No discretion concerning decisions under the Directors Plan will be afforded to a person who is not a "disinterested person."

Shares Available for Issuance

         The Directors Plan provides that __________ shares of Common Stock will be available for the granting of awards. The Common Stock subject to the Directors Plan will be authorized but unissued shares or previously acquired shares. Pursuant to the Directors Plan, the number and kind of shares which are subject to awards will be appropriately adjusted in the event of certain changes in capitalization of the Corporation, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions and repurchases of shares.

Stock Options

         Each non-employee director receives in the year in which he or she is elected initially or re-elected to the Board of Directors an option to purchase ____ common shares. The exercise price of each option will be the fair market value of the Common Stock subject to the option on the date of grant. Upon exercise, the exercise price may be paid in cash or, in lieu of all or part of the cash, shares of the Corporation's common stock.

         Under the Directors Plan, all options are exercisable following the first anniversary of the date of grant of the option. Upon a Change in Control (as defined in the Directors Plan), the optionee will have the right to exercise the option in full as to all shares subject to the option within the lesser of six months plus 1 day after the change in control or the expiration of the option. The exercise period for any stock option will be ten years from the date of grant unless sooner terminated. Each option will provide that the optionee agrees not to sell, assign or transfer any shares acquired as a result of exercising the option until such shares have been held for at least one year after the date of the exercise of the option which resulted in their acquisition, except after a Change in Control or the optionee's death, disability or retirement, or in connection with tax withholding or option exercise.

         If the optionee ceases to be a director of the Corporation for any reason other than death, disability, retirement, or removal for cause, the option will terminate on the earlier of three months after the optionee ceases to be a director or on the option's expiration date. During the three month period, such option will be exercisable only with respect to the number of shares which the optionee was entitled to purchase on the day preceding the day on which the optionee ceased to be a director. If the optionee ceases to be a director because of removal for cause, the option will terminate on the date of the optionee's removal. In the event of the optionee's death, disability, or retirement while a director or the optionee's death within three months after the optionee ceases to be a director (other than by reason of removal for cause), the option will terminate upon the earlier of (i) 12 months after the date of the optionee's death, disability, or retirement or (ii) the option's expiration date. During such period, the option will be exercisable for the number of shares as to which the option would have been exercisable on the date preceding the optionee's death, disability or retirement.

         Generally, options granted under the Directors Plan are not transferable by an optionee except by bequest or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

Amendments and Termination

         The Board may amend or terminate the Directors Plan at any time. However, to the extent required to meet (i) conditions for exemption from
Section 16(b) of the Exchange Act; (ii) the requirements of any national securities exchange or system on which the shares are then listed or reported; or (iii) the requirements of a regulatory agency having jurisdiction with respect to the Directors Plan, shareholder approval will be necessary for any amendment that would (a) materially increase the total number of shares which may be issued under the Directors Plan, (b) materially modify the eligibility requirements to receive an option under the Directors Plan or (c) materially increase the benefits accruing to non-employee directors.

Duration

         The Directors Plan will terminate on the earliest to occur of (i) the date when all of the shares available under the Directors Plan have been acquired through the exercise of options, (ii) April __, 2009, or (iii) such other date as the Board may determine.

Federal Income Tax Considerations

         The options granted under the Directors Plan are non-qualified stock options. See the discussion of Nonqualified Stock Options on page __.

Approval and Related Matters

         The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the First Financial Bancorp. 1999 Stock Option Plan for Non-Employee Directors.

The Board of Directors' Recommendation

         The Board of Directors unanimously recommends that shareholders vote FOR the adoption of the First Financial Bancorp. 1999 Stock Option Plan for Non-Employee Directors. Unless otherwise specified by the shareholders, the Board intends the accompanying proxy to be voted for this resolution.

Effect of Management Vote on Proposal.

         The directors and executive officers of the Corporation own beneficially _______ common shares, or ____% of the outstanding voting power, and affiliates of the Corporation own beneficially ____% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.


                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

         During the last fiscal year, the Board of Directors held five regularly scheduled meetings and one special meeting. All of the incumbent directors and each nominee standing for re-election attended 75% or more of those meetings and the meetings held during the fiscal year by all board committees on which they served, except Richard L. Alderson who attended 57% of such meetings.

         Each director received $7,000 as a retainer and $500 per meeting as director of the Corporation. Each non-employee director is paid $250 for each committee meeting attended. Pursuant to the 1991 Stock Incentive Plan, each non-employee director receives in the year in which he or she is elected initially or re-elected to the Board of Directors an option to purchase 5,364 common shares. Pursuant to the 1999 Stock Incentive Plan (if approved by the shareholders), the number of shares will increase to 7,500. The exercise price for each option granted is 100% of the fair market value on the date of grant.

         The Board of Directors has a standing Audit Committee, Executive Committee and a Compensation Committee. The Executive Committee acts as the Nominating Committee for the Board.

         The Audit Committee makes recommendations to the Board of Directors concerning the selection and engagement of the Corporation's independent auditors and reviews with them the scope and status of the audit, the fees for services performed by the firm, and the results of the completed audit. The Committee also reviews and discusses with the internal audit department, management and the Board of Directors, such matters as accounting policies, internal controls and procedures for preparation of financial statements. The members of the Audit Committee were Donald M. Cisle, Carl R. Fiora, Vaden
Fitton, Stephen S. Marcum, Barry S. Porter, Steven C. Posey and Perry D. Thatcher. The Audit Committee held four meetings during the fiscal year.

         The Executive Committee, in the recess of the Board, has the authority to call a meeting to act upon most corporate matters subject to Board approval. The Committee acts as the Nominating Committee and makes recommendations to the Board regarding nominees for election as directors of the Corporation. The members of the Executive Committee were Arthur W. Bidwell, Donald M. Cisle, Vaden Fitton, Barry J. Levey, Stephen S. Marcum and Stanley N. Pontius. The Executive Committee held two meetings during the fiscal year.

         The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Corporation and all benefit plans of the Corporation. The members of the Compensation Committee were Arthur W. Bidwell, Donald M. Cisle, Vaden Fitton, Barry J. Levey, Stephen S. Marcum and Barry S. Porter. The Compensation Committee held three meetings during the fiscal year.

         The accounting firm of Ernst & Young LLP served as independent public auditors for the Corporation and its subsidiaries during the past year. Management expects that representatives of that firm will be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to (1) the Chief Executive Officer and (2) each of the four most highly compensated executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the
Corporation:

                                           SUMMARY COMPENSATION TABLE


                                                                           Long Term Compensation
                                                                           ----------------------
                                         Annual Compensation                      Awards                Payouts
                                   -------------------------------------  -------------------------     ---------
         (a)              (b)        (c)        (d)             (e)          (f)           (g)             (h)            (i)


                                                               Other      Restricted     Securities                     All Other
                                                               Annual        Stock      Underlying         LTIP        Compen-
      Name and                     Salary      Bonus        Compensation    Award(s)     Options/         Payouts      sation
 Principal Position      Year        ($)         ($)           ($)(1)        ($)(2)      SARs(#)(3)          ($)        ($) (4)
 ------------------      ----        ---         ---           ------        ------      ----------          ---        -------

Stanley N. Pontius       1998     $ 380,398    $158,937           0        $     0         26,400             0       $  5,950
President and Chief      1997       325,813     103,058           0              0         19,360             0          4,500
Executive Officer        1996       297,142      93,718           0         34,750          2,662             0          4,457

Rick  L. Blossom         1998       256,047     103,012           0              0         16,500             0          5,451
Senior Vice President    1997       186,531      56,406           0         31,130          2,420             0          4,500
and                      1996       153,829      45,535           0         17,375          2,662             0          4,378
Chief Lending Officer

Michael R. O'Dell        1998       184,009       73,991          0              0         16,500             0          5,077
Senior Vice President,   1997       131,165       39,433          0         31,130          2,420             0          3,824
Chief Financial          1996       102,893       23,500          0         17,375          2,662             0          2,990
Officer
and Secretary

Michael T. Riley         1998       141,886       42,526          0              0         16,500             0          4,451
Senior Vice President    1997       112,256       26,675          0         31,130          2,420             0          3,352
                         1996        98,349       23,077          0         17,375          2,662             0          2,938

Mark W. Immelt           1998       137,002       30,606          0              0         11,000             0          4,266
Senior Vice President    1997       126,001       28,905          0              0          2,420             0              0
                         1996         7,096       17,784          0              0              0             0              0

-----------------------
(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the individual for that year.

(2) The number and value of the aggregate restricted stock holdings, as of December 31, 1998, for the named executive officers are, respectively, as follows: Mr. Pontius, 5,324 shares and $154,063; Mr. Blossom, 3,751 shares and $108,545; Mr. O'Dell, 3,751 shares and $108,545; and Mr. Riley, 3,751 shares and $108,545. The number of shares has been adjusted for stock dividends. Dividends will be paid on the restricted stock reported in this column (f). Mr. Immelt has received no restricted stock awards.

(3)      Adjusted for stock dividends.

(4) Represents the Corporation's contribution to the Thrift Plan and insurance premiums paid by the Corporation under the Endorsement Method Split Dollar Plan Agreement with respect to term life insurance for the benefit of the named executive officers. Thrift Plan contributions and insurance premiums paid during fiscal 1998 for each named executive officer are, respectively, as follows: Mr. Pontius, $4,800 and $1,150; Mr. Blossom, $4,800 and $651; Mr. O'Dell, $4,800 and $277; Mr. Riley, $4,205 and $246; and Mr. Immelt, $3,886 and $380.


Employment Agreements

         The Corporation has employment agreements with key managers (including the Chief Executive Officer and the other named executive officers of the Corporation and the chief executive officers of the Corporation's affiliate banks).

         The term of each agreement ends upon the earlier of (i) the fifth anniversary of its execution date, (ii) the date of the key manager's retirement, death or total and permanent disability, or (iii) the completion of full payment of all benefits under the agreement. Absent the key manager's death, total and permanent disability or retirement, the agreement renews annually from and after the fifth anniversary of its commencement date unless written notice to the contrary is given by the key manager or the Corporation at least 6 months prior to the expiration of the term, including any extension thereof.

         Upon one month's advance written notice, the Corporation may terminate the key manager's employment with or without Cause and the key manager may terminate his or her employment with or without Good Reason. "Cause" means a willful engaging in gross misconduct materially and demonstrably injurious to the Corporation, and "willful" means an act or omission in bad faith and without reasonable belief that such act or omission was in, or not opposed to, the best interests of the Corporation. "Good Reason" means: (a) change in the duties of the key manager's position or the transfer to a new position in violation of the terms of the agreement; (b) substantial alteration in the nature or status of the key manager's responsibilities in violation of the agreement; (c) a reduction in the key manager's base salary; (d) refusal by the Corporation or its successor to renew the term of the agreement for any reason prior to the key manager reaching his or her normal retirement date under the Corporation's retirement plan; or (e) changes in the key manager's "employment benefits" in violation of the terms of the agreement.

         In the event that the Corporation terminates a key manager's employment without Cause or the key manager voluntarily terminates his or her employment for Good Reason and the key manager provides the Corporation with a release and a covenant not to sue from all claims arising out of the key manager's employment and termination of employment, the key manager shall receive the following benefits: (i) his or her base salary for a period of 24 months (and, in the case of the Chief Executive Officer and the Chief Financial Officer of the Corporation, 36 months) from the date of termination of employment (such period being the "Severance Pay Period"); (ii) if the key manager has participated in the Corporation's Performance Incentive Compensation Plan for a complete calendar year, an incentive compensation payment in one lump sum in an amount equal to 2.0 times the percentage of the incentive payment made or required to be made for the calendar year pursuant to the Performance Incentive Compensation Plan immediately preceding the calendar year in which the termination of employment occurs; and (iii) if such termination of employment occurs within 12 months after a "change in control" of the Corporation, a payment in one lump sum in an amount equal to the following: (A) with respect to any shares subject to an option granted as of the time of the "change in control" under the Corporation's 1991 Stock Incentive Plan (the "Incentive Plan") that the key manager cannot exercise as a result of the termination of employment, the difference between the fair market value of such common shares determined as of the date of termination of employment and the option exercise price, and (B) with respect to any restricted stock granted under the Incentive Plan as of the time of the change in control which the key manager forfeits as a result of the termination of his or her employment, the fair market value of such restricted shares determined as of the date of termination of employment and as if all restrictions had been removed.

         In addition, with respect to the Endorsement Method Split Dollar Plan Agreement (the "Split Dollar Agreement"), the duration of the Severance Pay Period shall be considered as if it were active employment for purposes of determining whether the key manager is eligible to receive a retirement benefit under the early retirement provisions of the Corporation's retirement plan, and, if the date of termination of employment is within 12 months after a change in control, the key manager will receive a payment (the "Split Dollar Payment") within 90 days of the date of termination of employment in one lump sum equal to the present value of the death benefit he or she would have received under the Split Dollar Agreement determined as if he or she were eligible to receive a retirement benefit under the early retirement provisions of the Corporation's retirement plan, based on age and years of service at the end of the Severance Pay Period, and died at age 75 when the Split Dollar Agreement was still in effect. Present value will be determined using a discount rate of 7%. Notwithstanding the foregoing, if the key manager elects to receive an assignment of the policy under the Split Dollar Agreement, the Split Dollar Payment shall be applied to the cash payment to the Corporation required under the Split Dollar Agreement, and any portion of the Split Dollar Payment in excess of the amount required to be paid to the Corporation shall be paid to such key manager.

         In the event that the Corporation terminates a key manager's employment for Cause or the key manager terminates his or her employment without Good Reason, upon the date of termination of employment, the key manager shall be eligible to receive only those benefits provided in accordance with the plans and practices of the Corporation that are applicable to employees generally. Any disputes concerning the reason for termination and any other claims arising during the course of employment will be resolved through binding arbitration.

         If the receipt of any payments described above, in combination with any other payments to the key manager from the Corporation, shall, in the opinion of independent tax counsel selected by the Corporation, result in the payment by the key manager of any excise tax provided in Section 280G and Section 4999 of the Code, the amounts of such additional payments shall be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax.

         During the term of the key manager's employment and for a period of six months following termination of the key manager's employment for any reason other than by the Corporation for Cause, the key manager has agreed not to compete with the Corporation's banking and lending businesses in the states of Ohio, Indiana, Michigan or Kentucky.

         The following table shows all individual grants of stock options to the named executive officers of the Corporation during the fiscal year ended December 31, 1998.

                                       OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          Potential Realizable
                                                                                         Value (Gain) at Assumed
                                                                                          Annual Rates of Stock
                                                                                         Price Appreciation for
                                                                                             Option Term (1)
                                  Individual Grants

         (a)                 (b)               (c)             (d)            (e)         (f)             (g)

                          Number of        % of Total
                          Securities         Options         Exercise
                          Underlying       Granted to        or Base
                         Options/SARs     Employees in     Price (2)(3)   Expiration        5%            10%
        Name             Granted (3)       Fiscal Year        ($/Sh)         Date         $35.92        $57.19
        ----             -----------       -----------    -   -------        ----         ------        ------
Stanley N. Pontius          26,400            16.6%          $22.05          2008       $366,092         $927,749
Rick L. Blossom             16,500            10.4%           22.05          2008        228,808          579,843
Michael R. O'Dell           16,500            10.4%           22.05          2008        228,808          579,843
Michael T. Riley            16,500            10.4%           22.05          2008        228,808          579,843
Mark W. Immelt              11,000             6.9%           22.05          2008        152,538          386,562

(1) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Corporation's common shares will appreciate in value from the date of grant to the end of the option term (ten years from the date of grant) at annualized rates of 5% and 10% (total appreciation of 63% and 159% resulting in values of approximately $35.92 and $57.19), respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's common shares. As an alternative to the assumed potential realizable values stated in the above table, the Securities and Exchange Commission rules would permit stating the present value of such options at date of grant. Methods of computing present values suggested by different authorities can produce significantly different results. Moreover, since stock options granted by the Corporation are not transferable, there is no objective criteria by which any computation of present value can be verified. Consequently, the Corporation's management does not believe there is a reliable method of computing the present value of such stock options.

(2) All options are granted at 100% of fair market value on the date of grant. The options are exercisable during a period commencing one year after the date of grant and ending on the date specified in the option agreement which, in no event, is later than 10 years after the date of grant, provided that the optionee remained in the employment of the Corporation or its affiliates. The option exercise period may be shortened upon an optionee's disability, retirement or death. Shares acquired upon option exercise must be held one year from the date of exercise.

(3)     Adjusted for 10% stock dividend paid on January 4, 1999.

        The following table shows aggregate option exercises in the last fiscal year and year-end values.

                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END

                                                   OPTION/SAR VALUES

            (a)                       (b)                    (c)                   (d)                   (e)

                                                                                 Number of
                                                                                Securities             Value of
                                                                                 Underlying           Unexercised
                                                                                Unexercised           In-the-Money
                                                                              Options/SARs at       Options/SARs at
                                                                                FY-End(#)(2)         FY-End ($)(3)
                                                                                ------------         -------------
                                 Shares Acquired on                            Exercisable (E)/     Exercisable (E)/
            Name                  Exercise(#)(2)      Value Realized($)(1)    Unexercisable (U)     Unexercisable (U)
            ----                  --------------      --------------------    -----------------     -----------------
      Stanley N. Pontius               35,491                 $676,926             22,022  (E)        $353,608  (E)
                                                                                   26,400  (U)        $181,896  (U)

      Rick L. Blossom                   1,710                  $28,215              3,372  (E)         $54,041  (E)
                                                                                   16,500  (U)        $113,685  (U)

      Michael R. O'Dell                 3,326                  $51,753              9,075  (E)        $146,898  (E)
                                                                                   16,500  (U)        $113,685  (U)

      Michael T. Riley                    508                   $6,746              5,082  (E)         $81,213  (E)
                                                                                   16,500  (U)        $113,685  (U)

      Mark W. Immelt                        0                       $0              2,420  (E)         $38,914  (E)
                                                                                   11,000  (U)         $75,790  (U)

(1) Aggregate market value of shares covered by the option less the aggregate price paid by the executive officer.

(2)  Adjusted for stock dividends.

(3) Values stated reflect gains on outstanding options based on the fair market value of $28.94 per common share of the Corporation on December 31, 1998.

         The Corporation has no long term incentive plans relating to future compensation of the Chief Executive Officer or the named executive officers other than the 1991 Stock Incentive Plan and the 1999 Stock Incentive Plan if approved by the shareholders at this meeting.

Personal Benefits

         The executive officers of the Corporation and its subsidiaries also receive certain fringe benefits such as participation in group medical and life insurance programs which are generally available to employees of the Corporation and its subsidiaries on a non-discriminatory basis. In addition, the executive officers are reimbursed for business-related expenses they incur (including certain  club  dues  and  expenses),  and  some  officers  also  have the use of
Corporation-owned automobiles. Management believes that the costs of reimbursement of such expenses and providing such automobiles constitute ordinary and necessary business expenses that facilitate job performance and minimize work-related expenses incurred by the executive officers. Executive officers have included in their taxable income the cost of personal use of Corporation-owned automobiles. Management has concluded that the aggregate amount of such personal benefits does not exceed the lesser of $50,000 with respect to any executive officer or 10% of the compensation of such person.

Benefit Plans

         RETIREMENT PLAN AND THRIFT PLAN. The Corporation and its subsidiaries have a thrift plan and a retirement plan. The retirement plan and the thrift plan cover the majority of the employees of the Corporation and its subsidiaries, including the officers of the Corporation. All employees who are 21 years of age and have had one (1) year of service are covered.

         The thrift plan is voluntary and participants may contribute to the plan. The subsidiaries' contributions are 50% of each participant's contribution limited to 3% of base salary of each participant and become fully vested when made. All employees, however, may contribute to the plan in excess of the matching contributions up to 12% of base salary.

         In the non-contributory retirement plan, participants are 100% vested after five (5) years of credited service. The normal retirement benefit at the normal retirement age (65), effective January 1, 1989, is 1.1% of the average monthly compensation multiplied by years of service (maximum of 40), plus .6% of average monthly compensation greater than Social Security covered compensation multiplied by years of service (maximum of 35). Average monthly compensation is the average monthly compensation for the five consecutive plan years which produce the highest average. The estimated benefits accrued during the year under the retirement plan for each of the officers in the remuneration table are not actuarially ascertainable under the methods used for calculation of the cost to the Corporation by the actuaries. The cost of the plan for the subsidiaries is set forth in the consolidated financial statements contained in the Annual Report to shareholders.

         Under the retirement plan, amounts that are payable to persons in selected remuneration and service classifications are:

                                              Estimated Annual Benefits
                                   For Years of Credited Service Indicated (1)(2)
Average
Annual Salary        15               20                25                 30               35         40 or more
--------          -------          -------           -------            --------         --------       --------
$ 25,000          $ 5,250          $ 7,000           $ 8,375            $  9,750         $ 11,125       $ 12,500

  50,000           10,900           14,533            17,791              21,049           24,307         27,057

  75,000           17,275           23,033            28,416              33,799           39,182         43,307

 100,000           23,650           31,533            39,041              46,549           54,057         59,557

 125,000           30,025           40,033            49,666              59,299           68,932         75,807

 150,000           36,400           48,533            60,291              72,049           83,807         92,057

 175,000(2)        42,775           57,033            70,916              84,799           98,682        108,307

 200,000(2)        49,150           65,533            81,541              97,549          113,557        124,557

 225,000(2)        55,525           74,033            92,166             110,299          128,432        140,807

 250,000(2)        61,900           82,533           102,791             123,049          143,307        157,057

 275,000(2)        68,275           91,033           113,416             135,799          158,182        173,307

 300,000(2)        74,650           99,533           124,041             148,549          173,057        189,557

 325,000(2)        81,025          108,033           134,666             161,299          187,932        205,807

 350,000(2)        87,400          116,533           145,291             174,049          202,807        222,057


(1) The current compensation covered by the retirement plan (which includes the annual compensation reported in columns (c) and (d) of the Summary Compensation Table) and the credited years of participation under the plan, which can be used to compute the estimated annual benefit for each of the named executive officers, are as follows: Stanley N. Pontius -- $790,890 and 7 years; Rick L. Blossom -- $309,081 and 14 years; Michael R. O'Dell -- $228,529 and 20 years; Michael T. Riley -- $169,471 and 15 years; and Mark W. Immelt $170,218 and 1 year.

(2) As a result of the provisions of the Code, maximum annual compensation for which benefits will be paid under the retirement plan is $160,000 and maximum annual benefits under the retirement plan are $130,000 (for
         1999). Messrs. Pontius and Blossom participate in a non-qualified supplemental retirement plan pursuant to which benefits equal to the benefits which cannot be paid from the retirement plan by reason of limitations imposed under the Code will be paid directly by the Corporation. (The Corporation has acquired life insurance contracts to provide, in part, the funds for these non-qualified benefits pursuant to the foregoing plan.) Contributions to the trust, whether by cash or accrual, are made on an actuarial basis and are reflected in the Annual Report to shareholders.


                                PERFORMANCE GRAPH

         The following graph compares the five-year cumulative total return of the Corporation with that of companies that comprise the NASDAQ Market Index (the "NASDAQ Broad Market Index") and two different sets of Ohio and Indiana bank holding companies (the "Old Peer Group" and the "New Peer Group"). The information presented assumes that dividends are reinvested, and the returns of the issuers compromising the peer groups have been weighted according to their respective stock market capitalization.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]




                                               1993       1994          1995        1996        1997         1998
                                               ----       ----          ----        ----        ----         ----
FFBC                                          100.00     105.97        114.25      120.14       202.08       272.27
OLD PEER GROUP                                100.00     105.37        123.83      168.30       244.15       262.24
NEW PEER GROUP                                100.00      99.52        139.03      187.58       299.71       327.62
NASDAQ BROAD MARKET INDEX                     100.00     104.99        136.18      169.23       207.00       291.96

         The Old Peer Group is the peer group index used for the comparison of five-year cumulative total return in the 1998 Proxy Statement. The companies comprising the Old Peer Group are CNB Bancshares, Inc., First Financial Bancorp., First Source Corporation, Irwin Financial Corporation, Old National Bancorp and Provident Financial Group Inc. Fort Wayne National Corp. and Mid-Am Inc. have been eliminated from the Old Peer Group because they were both acquired and merged with other corporations. The Old Peer Group represents certain Ohio and Indiana bank holding companies of between $1.7 billion and $8.2 billion in assets.

         The New Peer Group represents all actively traded bank holding companies in Ohio and Indiana. It is comprised of ANB Corporation, BancFirst Ohio Corp, Belmont Bancorp., CNB Bancshares, Inc., Community Bank Shares of Indiana, Inc., Fifth Third Bancorp, First National Bancorp., First Financial Corporation, First Merchants Corporation, First Source Corporation, FirstMerit Corporation, German American Bancorp, Huntington Bancshares Incorporated,

Indiana United Bancorp, Irwin Financial Corporation, KeyCorp, Lakeland Financial Corporation, MetroBancCorp, National City Bancshares, Inc., National City Corporation, Oak Hill Financial, Inc., Ohio Valley Banc Corp., Old National Bancorp, Park National Corporation, Peoples Bancorp, Inc. Peoples Bank
Corporation of Indianapolis, Provident Financial Group Inc., Second Bancorp, Incorporated, Signal Corp., Sky Financial Group Inc., United Bancorp, Inc., and Wayne Bancorp, Inc. GLB Bancorp, Inc. and Mahoning National Bancorp, Incorporated are not included because they have only been actively traded since 1998.

         The new group of peer issuers has been selected to provide a more meaningful comparison between the Corporation's performance and that of its peers. In 1993, when the Old Peer Group was first used, it was comprised of 11 bank holding companies. Primarily as a result of acquisitions and mergers, the Old Peer Group is now down to six companies. It is management's opinion that this group has become too small to provide a meaningful comparison to the Corporation's performance. The New Peer Group has been expanded to include all actively traded bank holding companies based in Ohio and Indiana, the two states that make up the Corporation's current primary market. The larger population of the New Peer Group should reduce the necessity of redefining the peer group in the near future due to attrition.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         Mr. Pontius, the President and Chief Executive Officer of the Corporation, is a director of Ohio Casualty Corporation and a member of the Ohio Casualty Corporation Compensation Committee. During 1998, Mr. Porter, who is Chief Financial Officer/Treasurer of Ohio Casualty Corporation, served on the Corporation's Compensation Committee. A banking subsidiary of the Corporation participates (with other banks) in a loan to Ohio Casualty Corporation, and such loan (a) was made in the ordinary course of business, (b) was made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and
(c) did not involve more than the normal risk of collectibility or present unfavorable features.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee's goal in setting executive compensation is to provide incentives to its executive officers to increase shareholder value. To achieve this goal, the Compensation Committee authorizes base salaries that are competitive with those set at bank holding companies of comparable size and performance and uses programs that personally reward executives for corporate financial results (i) that are above those of the comparable bank holding companies and (ii) that have benefited the Corporation's shareholders.

         The components of the Corporation's Executive Compensation program are base salary, a Performance Incentive Compensation Plan ("PIC") and the 1991 Stock Incentive Plan.

         In determining each executive officer's base salary, the Compensation Committee utilizes studies prepared by Wyatt Data Services of New York ("WDS") and the 1998 SNL Executive Compensation Review for Commercial Banks prepared by SNL Securities of Charlottesville, Virginia ("SNL"). The WDS survey compiles total compensation data based on asset size and geographic region, including salary ranges, by position, for 82 banks located nationwide and of similar size to the Corporation. The 1998 SNL Executive Compensation Review for Commercial

Banks compiles data from the 1997 (latest available) proxies of commercial banks and holding companies throughout the United States. The Compensation Committee reviewed the information provided by SNL on First Financial Bancorp. SNL's Executive Compensation Review is particularly helpful, as it creates a peer group of 30 commercial banking companies. But rather than just compare the executive compensation of the top five executive officers, SNL Securities factors in company performance. Specifically, the Compensation Committee noted that the Corporation performed in the 88th percentile in the category of return on average equity (ROAE), while Mr. Pontius, the President and Chief Executive Officer of the Corporation, was paid in the 51st percentile (with the 100th percentile representing both the highest ROAE and the highest compensation). The Committee agreed that, based on this excellent performance, the named executive officers should be paid at about the 75th percentile, after appropriate tenure in their respective positions. The base salary increases reflect the Compensation Committee's decision.

         After consideration of: (i) a comparison of the Corporation to other banks contained in the WDS and SNL surveys, and their size, profitability, number of officers and employees, officers' experience and officers' responsibilities; (ii) historical compensation data for each of the executive officers; and (iii) the estimated maximum PIC payouts as a component of total compensation and its effect on base salary; the Compensation Committee determined the base salaries of the Chief Executive Officer and the other named executive officers with the full Board of Directors approving the Committee's recommendations.

         The PIC covered 54 key executives (including the named executive officers) of the Corporation and its affiliates. Payouts under the PIC are based on meeting or exceeding specific pre-set targets. Key officers are awarded points based on their level of success in reaching established targets. Each point achieved equals one percent of base salary of the participant to a pre-set maximum. For 1998, the targeted areas were net earnings increase combined with return on equity, return on assets and the price of the Corporation's common shares compared to the book value of the Corporation. Other areas considered were control of non-interest expense, net interest margin, increase in net interest income and loan loss reserve coverage, with the targeted areas being weighted differently depending on each officer's responsibilities. The maximum payouts for the named executive officers were as follows: Mr. Pontius - 40 points, Messrs. Blossom and O'Dell - 35 points each, Mr. Riley - 25 points, and Mr. Immelt - 20 points. Mr. Pontius and the other named executive officers received 100% of their pre-set targets. For Mr. Pontius, the targeted areas were weighted as follows: net earnings increase combined with return on equity (58%), return on assets (12%), increase in earnings of the lead bank (18%) and common share price compared to book value (12%). The Compensation Committee approved the PIC targets and percentages, and the Board of Directors approved the Committee's recommendations. In addition, all employees of First National Bank of Southwestern Ohio received a year-end bonus equal to 4.0% of their base salary (except the named executive officers who received 3.5% as in the past). The First National Bank of Southwestern Ohio Board of Directors determines subjectively the amount of the year-end bonus.

         The  Corporation's   1991  Stock  Incentive  Plan  provides   incentive
compensation to executive officers that is tied to the enhancement of shareholder value. The Compensation Committee determined and approved in January 1998 an incentive stock option for the Chief Executive Officer based on the Committee's subjective evaluation of the Chief Executive Officer's performance taking into consideration the Corporation's profitability and overall 1997 financial performance.

         Regarding the compensation of Mr. Pontius, President and Chief Executive Officer, based on the foregoing, Mr. Pontius received his base salary, a PIC award of $146,600 and an incentive stock option for 26,400 common shares (adjusted for stock dividends).

         The Compensation Committee is aware of Section 162(m) of the Code but believes that it has no application to the Corporation at the present time based on the present levels and the anticipated levels during the next few years of qualifying compensation paid to its executive officers.

                             COMPENSATION COMMITTEE

        Barry J. Levey, Chairman                    Vaden Fitton
        Arthur W. Bidwell                           Stephen S. Marcum
        Donald M. Cisle                             Barry S. Porter




                                  ANNUAL REPORT

         The Corporation's financial statements are not included in this Proxy Statement as they are not deemed material to the exercise of prudent judgment by the shareholders with respect to any proposal to be submitted at the Annual Meeting. The Corporation's Annual Report for the year ended December 31, 1998, is being mailed to each shareholder with the Proxy and Proxy Statement, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the Proxy soliciting material.

                              SHAREHOLDER PROPOSALS

         If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation, it shall be presented to management by certified mail, written receipt requested, not later than November ___, 1999, for inclusion in the Corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Any shareholder who intends to propose any other matter to be acted upon at the 2000 Annual Meeting of Shareholders must inform the Corporation no later than January ____, 2000. If notice is not provided by that date, the persons named in the Corporation's proxy for the 2000 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2000 Annual Meeting. Proposals shall be sent to First Financial Bancorp.,
Attention: Michael R. O'Dell, Senior Vice President, Chief Financial Officer, and Secretary, 300 High Street, P.O. Box 476, Hamilton, Ohio 45012-0476.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than 10 percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission
(SEC). Officers, directors and greater than 10 percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4, and 5 they file.

         Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors, and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1998.

                                  OTHER MATTERS

         Some of the officers and directors of the Corporation and the companies with which they are associated were customers of the banking subsidiaries of the Corporation. The loans to such officers and directors and the companies with which they are associated (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

         The subsidiaries of the Corporation have had, and expect to have in the future, banking transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

         A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AND AS FILED WITH THE SEC WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS:

         FIRST FINANCIAL BANCORP.
         Attention:  Michael R. O'Dell, Senior Vice President,
                      Chief Financial Officer, and Secretary
         300 High Street
         P.O. Box 476
         Hamilton, Ohio 45012-0476

         Management and the Board of Directors of the Corporation know of no business to be brought before the meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Statement should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

         The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

                                       By Order of the Board of Directors,


                                       /s/Michael R. O'Dell
                                       --------------------
                                       Michael R. O'Dell, Senior Vice President,
                                       Chief Financial Officer, and Secretary


March ___, 1999

                                                                       EXHIBIT A
                            FIRST FINANCIAL BANCORP.
                            1999 STOCK INCENTIVE PLAN
                           FOR OFFICERS AND EMPLOYEES


SECTION 1.        Purpose; Definitions

         1.1 Purpose. The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Corporation and its subsidiaries with a stock plan providing incentives linked to the profitability of the Corporation businesses and increases in shareholder value.

         1.2 Definitions. For purposes of the Plan, the following terms are defined as set forth below:

                  (a) "Affiliate" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

                  (b)  "Award"  means an award of Stock  Options  or  Restricted
Stock.

                  (c) "Board" means the Board of Directors of the Corporation.

                  (d) "Cause" means (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling a participant's employment duties, (3) willful and deliberate failure on the part of a participant to perform his employment duties in any material respect, or such other events as shall be determined by the Committee, or (iv) the meaning ascribed thereto in any employment agreement to which such participant is a party. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

                  (e) "Change in Control" has the meaning set forth in Section 7.2.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (g) "Commission" means the Securities and Exchange Commission or any successor agency.

                  (h) "Committee" means the Committee referred to in Section 2.

                  (i) "Common Stock" means common shares, without par value, of the Corporation.

                  (j) "Corporation" means First Financial Bancorp., an Ohio corporation.

                  (k) "Covered Employee" means a participant designated prior to the grant of shares of Restricted Stock by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such participant.

                  (l) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  (n) "Fair Market Value" means, as of any given date, the closing price of the Common Stock as reported by the NASDAQ National Market System. In the event that there are no such Common Stock Transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were stock transactions. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

                  (o) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

                  (p) "Non-Employee Director" means a member of the Board who qualifies as a non-employee director as defined in Rule 16b-3(b)(3)(i), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

                  (q) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (r) "Plan" means the First Financial Bancorp. 1999 Stock Incentive Plan, as set forth herein and as hereafter amended from time to time.

                  (s) "Restricted Stock" means an award granted under Section 6.

                  (t) "Retirement" means retirement from active employment with the Corporation, a subsidiary or Affiliate that qualifies as normal retirement or early retirement under the Corporation's pension plan.

                  (u) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

                  (v) "Stock Option" means an option granted under Section 5.

                  (w) "Termination of Employment" means the termination of the participant's employment with the Corporation and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.        Administration

         2.1 General. The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than three Non-Employee Directors, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

         2.2 Authority. The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates. Among other things, the Committee shall have the authority, subject to the terms of the Plan to:

                  (a) Select the officers and employees to whom Awards may from time to time be granted;

                  (b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options and Restricted Stock or any combination thereof are to be granted hereunder;

                  (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (d) Determine the terms and conditions of any Award granted hereunder, including, but not limited to, the option price (subject to Section 5.5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

                  (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to any benchmarks established; provided, however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular award upon the satisfaction of any established benchmarks; and

                  (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

         2.3 Rules; Interpretation. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

         2.4 Action by Committee. The Committee may act only by a majority of its members then in office, except that the members thereof may: (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (g), (h), and (i) of Section 5.5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act); and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.        Common Stock Subject to Plan

         3.1 In General. Subject to Section 3.3, the total number of shares of Common Stock reserved and available for grant under the Plan shall be__________. Shares of Common Stock subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

         3.2 Unused Shares. Subject to Section 6.3(d), if any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its staff), or if any Stock Option terminates without being exercised, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

         3.3 Recapitalization. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 4.        Eligibility

         Officers and employees of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates.

SECTION 5.        Stock Options

         5.1 In General. Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         5.2 Granting of Stock Options. The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section
3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (computed in accordance with Section 422(d) of the Code) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual under all plans of the Corporation and its subsidiaries exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In addition, notwithstanding any other provisions of the Plan to the contrary, no participant will be eligible for or granted an Incentive Stock Option if, at the time the option is granted, that individual owns (directly or indirectly, within the meaning of Section 424(d) of the Code) stock of the Corporation possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its subsidiaries.

         5.3 Option Agreements; Date of Grant. Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

         5.4 Incentive Stock Option Provisions. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

         5.5 Option Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

                  (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, including subjecting exercisability of Stock Options to the achievement of benchmarks or ownership of Common Stock by an optionee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability, and/or extend the exercise period, of any Stock Option.

                  (d)  Method of  Exercise.  Subject to the  provisions  of this
Section 5 and the terms of any option agreement, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation, specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. Unless otherwise determined by the Committee, payment, in full or in part, also may be made in the form of unrestricted Common Stock already owned by the optionee for at least six months of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

Unless otherwise determined by the Committee, payment for any shares subject to a Stock Option also may be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), only when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 9.1.

                  (e) Nontransferability of Stock Options. No Stock Option granted under the Plan shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 5.5(e) the term "optionee" shall be deemed to refer to the transferee. The events of termination of employment of Section 5.5(i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 5.5(i). All options shall be exercisable, subject to the terms of the Plan, during the optionee's lifetime only by the optionee or by the transferee. In the event an option or options are transferred by an optionee in the manner provided herein, the original optionee shall remain subject to withholding taxes for the amount of the income realized upon exercise of the options, and the Corporation shall have no obligation to provide notice to the transferee of the termination of the option due to termination of the original optionee's employment or the death, disability or Retirement of such original optionee. Further, the Corporation shall be under no obligation to file a registration statement under the Securities Act of 1933, as amended, with respect to the shares issuable upon exercise of the options that have been transferred.

                  (f) Restriction On Disposition. Each Stock Option granted under the Plan shall require the optionee to agree not to sell, assign or transfer any shares of Common Stock acquired as a result of exercising a Stock Option, or any part thereof, until after such shares have been held by the optionee for one year after the date of exercise of the Stock Option which resulted in their acquisition. This Section 5.5(f) shall not apply (i) on and after a Change in Control, (ii) on and after an optionee's Disability or Retirement, (iii) to an optionee who is the personal representative, heir or legatee of a deceased officer or employee of the Corporation or a subsidiary or

Affiliate,  (iv) to the extent necessary for tax withholding pursuant to Section
9.5. or (v) to the extent necessary in connection with the exercise of a Stock Option pursuant to the third paragraph of Section 5.5(d). Certificates for shares subject to these restrictions on sale, assignment or transfer shall include a legend which describes such restrictions. When such restrictions end, unlegended certificates for such shares shall be delivered upon surrender of the legended certificates.

                  (g) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Termination by Reason of Disability or Retirement. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

                  (i) Other  Termination.  Unless  otherwise  determined  by the
Committee: (A) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement or for Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined in Section 7.2), other than by reason of Cause, death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, and (2) the balance of such Stock Option's term. In the event of such a Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

SECTION 6.        Restricted Stock

         6.1 Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6.3.

The Committee may, prior to grant, condition the vesting of Restricted Stock upon the attainment of benchmarks. The Committee may, in addition to or instead of requiring satisfaction of benchmarks, condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable benchmarks) need not be the same with respect to each recipient.

         6.2 Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the First Financial Bancorp. 1999 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of First Financial Bancorp., Hamilton, Ohio."

The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         6.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

                  (a) Subject to the  provisions of the Plan and the  Restricted
Stock Agreement referred to in Section 6.3(f), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable benchmarks (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided, however, that in the case of Restricted Stock subject to benchmarks granted to a participant who is a Covered Employee, the applicable benchmarks have been satisfied.

                  (b) Except as provided in this Section 6.3(b) and Section 6.3(a) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 9.6 of the Plan, (1) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting benchmarks applicable only to dividends, and (2) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting benchmarks applicable only to dividends.

                  (c) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 6.3(a), 6.3(d) and 7.1(b), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable benchmarks are satisfied, all shares still subject to restriction shall be forfeited by the participant.

                  (d) Except to the extent otherwise provided in Section 7.1(b), in the event of a participant's Retirement or if a participant's employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable benchmarks unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

                  (e) If and when any applicable benchmarks are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered upon surrender of the legended certificates.

                  (f) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

SECTION 7.    Change in Control Provisions

         7.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, except as otherwise provided at the time of grant:

                  (a) Any Stock Options outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

                  (b) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant and share certificates relating to Restricted Stock shall be delivered to participants forthwith.

         7.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (a) The approval by the  shareholders  of the Corporation of a reorganization, merger or consolidation of the Corporation ("Corporate Transaction") and the consummation of such Corporate Transaction, and as a result of such Corporate Transaction less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the former shareholders of the Corporation as the same shall have existed immediately prior to such Corporate Transaction; or

                  (b) The approval by the shareholders of the Corporation (or the Board of Directors or appropriate officers if shareholder approval is not required) of the sale by the Corporation of all or substantially all of its assets to another corporation, which is not a wholly owned subsidiary of the Corporation, and the consummation of such sale; or

                  (c) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding voting securities of the Corporation or the acquisition by such Person of the ability to control in any manner the election of a majority of the directors of the Corporation;
excluding, however, the following: (i) an acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation; (ii) any acquisition by the Corporation; or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or

                  (d) Within any period of two consecutive years commencing on or after the effective date of the Plan, individuals who at the beginning of such period ("Incumbent Directors") constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period, and any elected director so approved shall be considered as an Incumbent Director.

SECTION 8.  Term, Amendment and Termination

         8.1 Term. The Plan will terminate April ___, 2009. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

         8.2 Amendment and Termination. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Restricted Stock Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 9.  General Provisions

          9.1 Restrictions on Transfer. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          9.2 Conditions for Delivery. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                  (a) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

                  (b) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

                  (c) Obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

          9.3 Other Arrangements. Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

          9.4 No Effect On Employment Rights. Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

         9.5 Withholding. No later than the date of exercise (in the case of a Stock Option) or the date that any applicable benchmarks are satisfied and the Restriction Period expires (in the case of Restricted Stock), the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.

Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

          9.6 Dividend Reinvestment. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

          9.7 Delivery to Subsidiary. In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

         9.8 Construction. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws.

SECTION 10.  Predecessor Plan

         The Plan is intended to supersede the First Financial Bancorp. 1991 Stock Incentive Plan (the "1991 Plan") as such plan related to officers and employees for all options granted on or after the effective date of the Plan. Options granted under the 1991 Plan which are outstanding on the effective date of the Plan will not be affected by the Plan.

SECTION 11.  Effective Date of Plan

         The Plan shall be effective as of the date it is approved by the vote of the holders of at least a majority of the outstanding shares of Common Stock of the Corporation.

                                                                       EXHIBIT B

                            FIRST FINANCIAL BANCORP.
                             1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS



SECTION 1.  Purpose

The purpose of this 1999 Stock Option Plan for Non-Employee Directors is to promote the interest of First Financial Bancorp., its subsidiaries and shareholders, by allowing the Corporation to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Corporation.

SECTION 2.  Definitions and Construction

         2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

                  (a) "Board" means the Board of Directors of the Corporation.

                  (b) "Cause" means a felony conviction of a Non-Employee Director or the failure of a Non-Employee Director to contest prosecution for a felony, or a Non-Employee Director's willful misconduct or dishonesty, any of which is determined by the Board to be directly and materially harmful to the business or reputation of the Corporation or its subsidiaries.

                  (c) "Change in Control" means the happening of any of the following events:

         (i) the approval by the shareholders of the Corporation of a reorganization, merger or consolidation of the Corporation ("Corporate Transaction") and the consummation of such Corporate Transaction, and as a result of such Corporate Transaction less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the former shareholders of the Corporation as the same shall have existed immediately prior to such Corporate Transaction; or

         (ii) the approval by the shareholders of the Corporation (or the Board of Directors or appropriate officers if shareholder approval is not required) of the sale by the Corporation of all or substantially all of its assets to another corporation, which is not a wholly owned subsidiary of the Corporation, and the consummation of such sale; or

         (iii) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding voting securities of the Corporation or the acquisition by such Person of the ability to control in any manner the election of a majority of the directors of the corporation;
excluding, however, the following: (a) an acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation; (b) any acquisition by the Corporation; or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or

         (iv) Within any period of two consecutive years commencing on or after the effective date of the Plan, individuals who at the beginning of such period ("Incumbent Directors") constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period, and any elected director so approved shall be considered as an Incumbent Director.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (e) "Common Stock" means common shares without par value, of the Corporation.

                  (f) "Corporation" means First Financial Bancorp., an Ohio corporation.

                  (g) "Disability" means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  (i) "Fair Market Value" means as of any given date the closing price of the Common Stock as reported by the NASDAQ National Market System. In the event that there are no such Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were stock transactions. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Board in good faith.

                  (j) "Non-Employee Director" means a member of the Board who qualifies as a non-employee director as defined in Rule 16(b)-3(b)(3)(i), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

                  (k) "Option" means an option granted to an Optionee pursuant to the Plan.

                  (l) "Option Agreement" means a written agreement between the Corporation and an Optionee evidencing the granting of an Option and containing terms and conditions concerning the exercise of the Option.

                  (m) "Optionee" means a Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

                  (n) "Person"  shall have the meaning  ascribed to such term in
Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "Group" as defined in Section 13(d).

                  (o) "Plan" means this 1999 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

                  (p) "Retirement" means retirement from the Board on or after age 70 or with the consent of the Board.

                  (q) "Subsidiary" means, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

         2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 3.  Shares Subject To The Plan

         The stock to be offered under the plan shall be shares of Common Stock, which may be unissued Common Stock or treasury Common Stock. Subject to the adjustments provided in Section 7, the aggregate number of shares of Common Stock to be delivered upon exercise of all Options granted under the Plan shall not exceed ________ shares. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

SECTION 4.  Administration

         4.1 General. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Option grants and agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determination of the matters referred to in this Section 4.1 shall be conclusive.

         4.2 Section 16 Compliance. It is the intention of the Corporation that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

SECTION 5.  Eligibility and Non-Discretionary Grants

         5.1 Non-Discretionary Initial Grant. Each individual who first becomes a Non-Employee Director on or after the effective date of the Plan shall automatically be granted an Option to purchase _____ shares of Common Stock on the first day of such individual's first term of office as a Non-Employee Director.

         5.2 Non-Discretionary Grant Upon Reelection. On the date of each annual meeting of the shareholders of the Corporation on or subsequent to the effective date of the Plan, each Non-Employee Director who first became a Non-Employee Director prior to such annual meeting and who has been elected at such annual meeting to continue to serve as a Non-Employee Director after such annual meeting shall automatically be granted an Option to purchase _____ shares of Common Stock.

         5.3 Nonstatutory Options. Only nonstatutory stock options shall be granted under the Plan.

SECTION 6.  Option Terms

         6.1 Option Price. The purchase price of the Common Stock under each Option granted under the Plan shall be 100% of the Fair Market Value of the Common Stock on the date such Option is granted.

         6.2 Vesting. All Options shall become exercisable on and after the first anniversary of the date of grant. Notwithstanding the foregoing provisions of this Section 6.2, upon a Change in Control, the Optionee shall have the right to exercise the Option in full as to all shares of Common Stock subject to the Option.

         6.3 Option Term. The term of each Option shall be ten years from the date of grant, or such shorter period as is prescribed in Section 6.5. Except as provided in Section 6.5 and Section 6.7, no Option may be exercised at any time unless the holder is then a director of the Corporation.

         6.4 Method of Exercise. Subject to Section 6.2 and the terms of any Option Agreement, Options may be exercised, in whole or in part, at any time during the Option term, by giving written notice of exercise to the Corporation, specifying the number of shares of Common Stock subject to the Option to be purchased.

         Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. Unless otherwise determined by the Board, payment, in full or in part, also may be made in the form of shares of unrestricted Common Stock already owned by the Optionee for at least six months of the same class as the Common Stock subject to the Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised).

In addition, unless otherwise determined by the Board, payment for any Common Shares subject to an Option also may be made by instructing the Corporation to withhold a number of such Common Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option.

Upon exercise of an Option, the Corporation shall have the right to retain or sell without notice sufficient Common Stock to cover withholding for taxes, if any, as described in Section 9.

No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) only when the Optionee has given written notice of exercise and has paid in full for such shares.

         6.5      Termination of Option

                  (a) If the Optionee ceases to be a director of the Corporation for any reason other than death, Disability, Retirement or removal for Cause, the Option shall terminate three months after the Optionee ceases to be a director of the Corporation (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Corporation only with respect to the number of shares of Common Stock which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

                  (b) If the Optionee ceases to be a director of the Corporation because of removal for Cause, the Option shall terminate on the date of the Optionee's removal.

                  (c) In the event of the Optionee's death, Disability or Retirement while a director of the Corporation, or the Optionee's death within three months after the Optionee ceases to be a director (other than by reason of removal for Cause), the Option shall terminate upon the earlier to occur of (i) 12 months after the date of the Optionee's death, Disability or Retirement, or
(ii) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death, Disability or Retirement with respect to the number of shares of Common Stock as to which the Option shall have been exercisable on the date preceding the Optionee's death, Disability or Retirement, as the case may be.

                  (d) Notwithstanding Section 6.5(a) but subject to Section 6.5(b), if an Optionee ceases to be a director of the Corporation at or after a Change in Control other than by reason of Cause, death, Disability or Retirement, any Option held by such Optionee shall be exercisable for the lesser of (1) six months and one day after the Optionee ceases to be a director, and
(2) the balance of such Option's term.

         6.6 Restriction On Disposition. Each Option granted under the Plan shall require the Optionee to agree not to sell, assign or transfer any shares of Common Stock acquired as a result of exercising an Option, or any part thereof, until after such shares have been held by the Optionee for one year after the date of exercise of the Option which resulted in their acquisition. This Section 6.6 shall not apply (i) on and after a Change in Control, (ii) on and after an Optionee's Disability or Retirement, (iii) to an Optionee who is the personal representative, heir or legatee of a deceased Non-Employee Director, (iv) to the extent necessary for tax withholding pursuant to Section 6.4, or (v) to the extent necessary in connection with the exercise of an Option pursuant to the third paragraph of Section 6.4. Certificates for shares subject to these restrictions on sale, assignment or transfer shall include a legend which describes such restrictions. When such restrictions end, unlegended certificates for such shares shall be delivered upon surrender of the legended certificates.

         6.7 Transferability and Shareholder Rights of Holders of Options. No Option granted under the Plan shall be transferable otherwise than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). An Option may be exercised, during the lifetime of an Optionee, only by the Optionee. An Optionee shall have none of the rights of a shareholder of the Corporation until the Option has been exercised and the Common Stock subject to the Option has been registered in the name of the Optionee on the transfer books of the Corporation.

SECTION 7.  Adjustments Upon Change In Capitalization

         Notwithstanding the limitations set forth in Section 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Corporation affecting the Common Stock, the Board shall make an appropriate and equitable adjustment in the maximum number of shares of Common Stock available under the Plan or to any one individual and in the number, kind and exercise price of shares subject to Options granted under the Plan to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan and outstanding Options.

SECTION 8.  Amendments and Discontinuance

         8.1 In General. Except as provided in Section 8.2, the Board may discontinue, amend, modify or terminate the Plan at any time.

         8.2 Section 16(b) Compliance. To the extent required to meet the conditions for exemptions from Section 16(b) of the Exchange Act or the requirements of any national securities exchange or system on which the Common Stock is then listed or reported or a regulatory body having jurisdiction with respect thereto, without the approval of the stockholders of the Corporation, no amendment, modification or termination may:

                  (a) materially increase the benefits accruing to Non-Employee Directors under the Plan;

                  (b) increase the total number of shares of Common Stock which may be issued under the Plan, except as provided in Section 7; or

                  (c) materially modify the eligibility requirements to receive an Option under the Plan.

Furthermore,  to the extent  required to meet the  conditions for exemption from
Section 16(b) of the Exchange Act, no amendment which would change the amount, price or timing of Option grants, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended (to which the Plan is not currently subject), or the rules and regulations promulgated thereunder, shall be made more than once every six months.

         8.3 No Effect on Outstanding Options. Any Option which is outstanding under the Plan at the time of the Plan's amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

SECTION 9.  Withholding

         Upon the issuance of Common Stock as a result of the exercise of an Option, the Corporation shall have the right to retain or sell without notice sufficient Common Stock to cover the amount of any federal income tax required to be withheld with respect to such Common Stock being issued, remitting any balance to the Optionee; provided, however, that the Optionee shall have the right to provide the Corporation with the funds to enable it to pay such tax.

SECTION 10.  No Right to Re-Election

         Nothing in the Plan or in any Option granted pursuant to the Plan or any action taken under the Plan shall confer on any individual any right to continue as a director of the Corporation or to be renominated by the Board or re-elected by the shareholders of the Corporation.

SECTION 11.  Termination of the Plan

         The Plan shall terminate on the earliest to occur of: (i) the date when all of the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan; (ii) April _____, 2009; or (iii) such earlier date as the Board may determine.

SECTION 12.  Effective Date of the Plan

         The Plan shall become effective on the date the Plan is approved by the vote of the holders of a majority of the outstanding Common Stock at a meeting of the shareholders.

SECTION 13.  Predecessor Plan

         The Plan is intended to supersede the First Financial Bancorp. 1991 Stock Incentive Plan (the "1991 Plan") as such plan related to Non-Employee Directors for all options granted on or after the effective date of the Plan. Options granted under the 1991 Plan which are outstanding on the effective date of the Plan will not be affected by the Plan.

SECTION 14.  Governing Law

         The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Ohio without regard to its conflict of laws rules.

REVOCABLE PROXY
FIRST FINANCIAL BANCORP.

                 ANNUAL MEETING OF SHARHOLDERS - April 27, 1999

         Each undersigned shareholder of First Financial Bancorp. (the "Corporation") hereby constitutes and appoints ___________________ and __________________, or either of them, with full power of substitution in each of them, the proxy or proxies of the undersigned to vote only at the Annual Meeting of Shareholders of the Corporation to be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011, on April 27, 1999, at 2:00 P.M., local time, and at any adjournment thereof, all of the shares of the Corporation which the undersigned would be entitled to vote if personally present at such meeting or any adjournment thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1. The election as directors of all nominees listed (except as marked to the contrary below):

                  ___ FOR

                  ___ WITHHOLD AUTHORITY

                  ___ FOR ALL EXCEPT

         CLASS I EXPIRING IN 2002: Carl R. Fiora, Barry J. Levey, Stephen S. Marcum, Steven C. Posey and Martin J. Bidwell

         INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

         -------------------------------------------------


2.       The amendment to the Corporation's Articles of Incorporation.

         ___ FOR  ___ AGAINST               ___ ABSTAIN


3. To approve the Corporation's 1999 Stock Incentive Plan for Officers and Employees.

         ___ FOR  ___ AGAINST               ___ ABSTAIN

4.       To approve the  Corporation's  1999 Stock Option Plan for  Non-Employee
         Directors.

         ___ FOR  ___ AGAINST               ___ ABSTAIN

5. To consider and act upon, in their discretion, such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE ABOVE NAMED NOMINEES FOR DIRECTOR AND IN FAVOR OF THE OTHER PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying Proxy Statement is hereby acknowledged.

Dated:___________________________________         ______________________________

Number of Shares:_________________________        ______________________________
                                                  Signature(s) of Shareholder(s)

The signature or signatures on this Proxy should be the same as the name or names which appear hereon. Persons signing in a fiduciary capacity should give full title as such.

PLEASE  MARK,  DATE,  SIGN AND  RETURN  PROMPTLY  IN THE  ENCLOSED  POSTAGE-PAID
ENVELOPE.